Commitments and contingencies (Tables)	12 Months Ended
Dec. 31, 2024
Commitments and contingencies
Schedule of capital expenditures contracted

	As of December 31,
	2023	2024
	RMB	RMB
	(in thousands)
Contracted but not provided for:
A factory construction project(a)	173,418	166,333
Construction commitments	71,395	17,564
Assets under construction	45	45
Total	244,858	183,942
(a)

The Group is in the process constructing a factoring to manufacture their selected self-branded products, such as fasteners, located on a parcel of land in Taicang, Jiangsu Province to which the Group acquired the land use rights. In accordance with the land use rights agreement, at least RMB273,083 thousand capital expenditures in connection with such construction plan is committed by the Group.